Exhibit 3.26

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on May 4, 2015.
/s/ Anthony Giardina
Anthony Giardina Executive Deputy Secretary of State

Rev. 06/13

B 090296

RESTATED CERTIFICATE OF INCORPORATION

OF

PRC ENGINEERING, INC.

Under Section 807 of the Business Corporation Law

FIRST:           The name of the corporation is PRC Engineering, Inc. The name under which the corporation was formed is Frederic R. Harris, Inc.

SECOND:      The Certificate of Incorporation of the corporation was filed by the Department of State on May 3, 1930. The corporation was formed pursuant to the provisions of the Stock Corporation Law. A Restated Certificate of Incorporation of the corporation was filed by the Department of State on January 15, 1970. A second Restated Certificate of Incorporation was filed by the Department of State on August 14, 1972. A third Restated Certificate of Incorporation was filed by the Department of State on September 26, 1979.

THIRD:         The restatement of the Restated Certificate of Incorporation of the corporation was authorized by the unanimous written consent of the executive committee of the board of directors of the corporation on March 23, 1984.

FOURTH:     The text of the Restated Certificate of Incorporation of the corporation, is hereby restated without amendment or change to read in full as follows

“FIRST:         The name of the corporation is PRC ENGINEERING, INC.

1

“SECOND:    The purposes for which it is to be formed are as follows, to with:

“To design, lay out, plan, and to make and draw plans and specifications for the construction of buildings of all kinds, bridges, railroad, viaducts, tunnels and other structures to supervise the construction thereof and to engage a corps of competent engineers, architects and other assistants to make said plans and specifications and to supervise the execution thereof; to make estimates on the cost of and to bid for, make and execute contracts, for the construction of buildings of all kinds, bridges, railroads, viaducts, tunnels, railroad bridges, elevated railroads, subways, street and interurban railroads, and railroads, buildings and structures of every kind, nature and description and for any and every purpose, to design, acquire patents for, manufacture, buy, sell, import, export, install and generally deal in railroad cars, engines, tenders, rails, switches, ties, block and other signals, breaks, wheels, and all tools, appliances and devices and every other thing necessary to a properly equipped railroad system, whether operated by steam, electricity or other motive power.

“To design lay out, plan, and to make and draw plans and specifications for docks, wharves, piers, river, harbor and port improvements, and to supervise the constructions of the same; and to make and execute contracts for the construction of docks, wharves, piers and for river, harbor and port improvements, dredging work, reclamation of lands under water, the construction, equipment and improvement of accommodations for the docking and berthing of ships and other water and air craft; to design and supervise the construction of and to make and execute contracts for the construction of foundations, breakwaters, jetties, piers, wharves, docks, sea walls, lighthouses, bridges, tunnels, pneumatic and submarine works, and to conduct all other operations necessary of incidental thereto, including the ownership, hiring and other acquisition of ships, lighters, floats, dredges, barges, dock and other boats, and the use and operation of the same in connection with the foregoing purposes of the corporation.

2

“To design, supervise the construction of and to make and execute contracts for the construction of, and to maintain and operate waterhouses, sheds, cold storage plants on or near docks, wharves or piers, cranes and other devices for loading and unloading freight.

“To carry on a general wrecking, salvage and dredging business and to do either upland or under water excavating, dredging, filling and reclaiming and construction work of all kinds; to search for, locate, rescue, raise, repair and restore to the owners or turn to account in any lawful manner, vessels, cargoes and marine and other property of all kinds which may have been lost, sunk, grounded or in any wise damaged or incapacitated on land or water, to build, construct, move, raise and repair buildings, plants and structures of all kinds, private or public, either above or below the surface of the water or of the land.

“To design, plan, lay out, draw plans and specifications for, supervise the construction of and to make and execute contracts for the construction of, and to operate and maintain power plants and developments, transmission lines, tunnels, subways, drainage and irrigation systems; to do architectural, and engineering work and contracting of every kind, nature and description whatsoever, and in every part of the world, and to acquire and hold the necessary plat and equipment to carry out the above objects.

“To acquire by subscription, purchase or otherwise, and to hold for investment or for resale, to sell, pledge, hypothecate, and in all ways deal with stocks, script, bonds, consols, debentures, mortgages, notes, trust receipts, certificates of indebtedness, interim receipts and other obligations and securities of corporations, private, public, quasi-public or municipal, foreign or domestic; to collect the interest and dividends on its holdings and the principal thereof when due.

“To enter into, make, perform and carry out contracts of every kind which may be necessary for or incidental to the business of the corporation with any person, firm, corporation, private, public or municipal, or body politic under the Government of the United States or of any territory, protectorate, dependency or insular or

3

other possession or acquisition of the United States, or of any foreign government, so far as and to the extent that the same may be done and performed by a corporation organized under the Stock Corporation Law.

“To borrow money and, from time to time, to make, accept, endorse, execute and issue bonds, debentures, promissory notes, bills of exchange and other obligations of the corporation for moneys borrowed or in payment for property acquired or for any other of the objects or purposes of the corporation or its business, and to secure the payment of any such obligations by mortgage, pledge, deed, indenture, agreement or other instrument of trust, or by other lien upon, assignment of or agreement in regard to all or any part of the property, rights or privileges of the corporation wherever situated and whether new owned or hereafter acquired.”

“To purchase or otherwise acquire real estate and leaseholds or any interest therein in addition to such as may be necessary for the purposes hereinbefore expressed, and to own, hold, improve, sell and deal in the same.

“To do all and everything necessary, suitable and proper for the accomplishment of any of the purposes or the attainment of any of the objects or the furtherance of any of the powers hereinbefore set forth, either alone or associated with other corporations, firms or individuals, and to do any other act or acts, thing or things, incidental or pertaining to or growing out of or connected with the aforesaid business or powers or any part or parts thereof, provided the same be not inconsistent with the law under which this corporation is organized.

“THIRD:                                             The aggregate number of shares which the Corporation shall have authority to issue is One Hundred (100), all of which are to be without Par Value.

“FOURTH:                                  The office of the corporation is to be located in the City, County and State of New York.

“FIFTH: The duration of the corporation shall be perpetual.

4

“SIXTH:                                               The number of directors of this Corporation shall be not less than three (3) nor more than eleven (11).

“SEVENTH:                           The Secretary of State is designated as the agent upon whom process against the Corporation may be served within the State of New York. The post office address to which the Secretary of State shall mail a copy of any process against the Corporation served upon him is 521 Fifth Avenue, c/o The Prentice-Hall Corporation System, Inc., New York, New York, 10175.

“EIGHTH:                                    The Corporation may issue and sell its shares without par value for such consideration as from time to time may be fixed by the Board of Directors.”

Signed on March 23, 1984

/s/ Jerome M. Fischer
Jerome M. Fischer
President

/s/ Ruth M. Friedman
Ruth M. Friedman
Secretary

State of New York	)
	)	ss
County of New York	)

Ruth M. Friedman, being duly sworn, deposes and says that she is one of the persons who signed the foregoing Restated Certificate of Incorporation; that she signed said Certificate in the capacity set opposite or beneath her signature thereon, that she has read the foregoing Certificate and knows the contents thereof; and that the statements contained therein are true to her own knowledge.

/s/ Ruth M. Friedman
Ruth M. Friedman
Secretary

Subscribed and sworn to before me this 23rd day of March, 1984

[ILLEGIBLE]
Notary Public
[ILLEGIBLE]
[ILLEGIBLE]
[ILLEGIBLE]
[ILLEGIBLE]
[ILLEGIBLE]

5

B090296

RESTATED CERTIFICATE

OF INCORPORATION

OF

PRC ENGINEERING, INC.

(Under Section 807 of the Business Corporation Law)

Filer:
Planning Research Corporation
1500 Planning Research Drive
McLean, VA 22102

STATE OF NEW YORK
DEPARTMENT OF STATE

FILED APR 12 1984

AMT. OF CHECK $ 130
FILING FEE $ 60
TAX $
COUNTY FEE $
COPY $ 70
CERT $
REFUND $
SPEC HANDLE $
BY:

333659

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on May 4, 2015.

/s/ Anthony Giardina

Anthony Giardina

Executive Deputy Secretary of State

Rev. 06/13

P-H

B 172323

CERTIFICATE OF CHANGE

OF

PRC ENGINEERING, INC.

(Under Section 805-A of the Business Corporation Law)

FIRST:                The name of the corporation (the “corporation”) is PRC ENGINEERING, INC. The name under which the corporation was formed is FREDERICK R. HARRIS INC.

SECOND:                  The certificate of incorporation of the corporation was filed by the Department of State on May 3, 1930.

THIRD:                       The certificate of incorporation of the corporation is hereby changed so as to change the post office address to which the Secretary of State of the State of New York shall mail a copy of any process against the corporation served upon him; and, to accomplish said change, the statement in the certificate of incorporation relating to said post office address is hereby stricken and the following statement is substituted in lieu thereof:

“The post office address within the State of New York to which the Secretary of State of the State of New York shall mail a copy of any process against the corporation served upon him is c/o the Prentice-Hall Corporation System, Inc., 136 Madison Avenue, New York, New York 10016.”

FOURTH:            A notice of the proposed change was mailed by the undersigned to the corporation not less than 30 days prior to the date of the delivery of this certificate to the Department of State and the corporation has not objected thereto. The person signing this certificate is the agent of the corporation to whose address the Secretary of State of the State of New York is required to mail copies of process.

IN WITNESS WHEREOF, we have subscribed this document on the date hereinafter set forth and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Dated:                        November 16, 1984

THE PRENTICE-HALL CORPORATION SYSTEM, INC.

By	/s/ Stephen W. Craig
Stephen W. Craig, Vice-President

/s/ Grant M. Dawson
Grant M. Dawson, Secretary

[ILLEGIBLE]

B 172323

STATE OF NEW YORK
DEPARTMENT OF STATE

FILED DEC 14 1984

AMT. OF CHECK $ 30
FILING FEE $ 30
TAX $
COUNTY FEE $
COPY $
CERT $
REFUND $
SPEC HANDLE $

P-H

RECEIVED
DEC 13 10 AM '84

E 172323

CERTIFICATE OF CHANGE

OF

PRC ENGINEERING, INC.

(Under Section 805-A of the Business Corporation Law)

assumed 7/17/81 - NYCo
515-521 5th Ave C/o the Prentice Hall
Corp. System, Inc, NY, NY 10175
§ B090296-6
NRA

Frederic R. Harris, Inc
orig - 5/5/30
" 3782-46

BILLED

Stephen W. Craig

FILED

0033 0018

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on May 4, 2015.

/s/ Anthony Giardina

Anthony Giardina
Executive Deputy Secretary of State

Rev. 06/13

[ILLEGIBLE]

STATE OF-NEW-YORK	:
: ss. :
COUNTY OF ALBANY	:

[ILLEGIBLE] 470937

In accordance with the provisions of section 805 of the Business Corporation Law, consent is hereby given to the change of name of PRC ENGINEERING, INC. to FREDERIC R. HARRIS, INC. contained in the annexed certificate of amendment to the certificate of incorporation.

This consent to filing, however, shall not be construed as approval by the Board of Regents, the Commissioner of Education or the State Education Department of the purposes or objects of such corporation, nor shall it be construed as giving the officers or agents of such corporation the right to use the name of the Board of Regents, the Commissioner of Education, the University of the State of New York or the State Education Department in its publications or advertising matter.

IN WITNESS WHEROEF this instrument is executed and the seal of the State Education Department is affixed this 12th day of March, 1987.

Gordon M. Ambach
Commissioner of Education

By:	/s/ James H. Whitney

James H. Whitney
Acting Counsel

CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION

OF

PRC ENGINEERING, INC.

(Pursuant to Section 805 of the New York Business Corporation Law)

FIRST:               The name of the corporation is:

“PRC ENGINEERING, INC.”

SECOND:                      The Certificate of incorporation was filed in the office of the Department of State in Albany, New York on May 3, 1930 under the name “FREDERIC R. HARRIS, INC.” The name of the corporation was changed to FREDERIC R. HARRIS ENGINEERING CORPORATION by Certificate of Amendment of Certificate of Incorporation filed in the office of the Department of State in Albany, New York on September 13, 1943, was further changed to FREDERIC R. HARRIS, INC. by Certificate of Amendment of Certificate of Incorporation filed in the office of the Department of State in Albany, New York on May 4, 1949, was further changed to PRC HARRIS, INC. by Certificate of Amendment of Certificate of Incorporation filed in the office of the Department of State in Albany, New York on June 29, 1979, and was further changed to PRC ENGINEERING, INC., by Certificate of Amendment of Certificate of Incorporation filed in the office of the Department of State in Albany, New York on July 7, 1981.

THIRD:                             The amendment of the Certificate of Incorporation effected by this Certificate of Amendment is to change the name of the corporation to: FREDERIC R. HARRIS, INC.

FOURTH:                   To accomplish the foregoing amendment, Article FIRST of the Certificate of Incorporation relating to the name of the corporation is hereby stricken and the following Article is substituted in lieu thereof:

“FIRST:                The name of the corporation is: FREDERIC R. HARRIS, INC.                                   ”

2

FIFTH:                       The manner in which the foregoing amendment of the Certificate of Incorporation was authorized was by written consent of the holder of all of the outstanding shares of the corporation, as subsequently ratified and approved unanimously by the Board of Directors of the corporation.

IN WITNESS WHEREOF, this certificate has been executed this 9th day of February, 1987 and we affirm the statements contained therein as true under penalties of perjury.

PRC ENGINEERING, INC.

/s/ Lewis G. Noe
Lewis G. Noe, Vice President

/s/ Dan L. Denison
Dan L. Denison, Asst. Secretary

STATE OF GEORGIA

COUNTY OF FULTON

Lewis G. Noe and Dan L. Denison, being duly sworn, each deposes and says that they are the Vice president and Assistant Secretary, respectively, of PRC Engineering, Inc., the corporation which signed the foregoing Certificate of Amendment in their capacities as Vice president and Assistant Secretary; that they signed said Certificate in the corporate name; that they have read the said Certificate and know the contents thereof; and that the statements contained therein are true of their own knowledge.

/s/ Lewis G. Noe
Lewis G. Noe, Vice President

/s/ Dan L. Denison
Dan L. Denison, Asst. Secretary

Subscribed and sworn to before me this 9th day of February, 1987.

[ILLEGIBLE]
Commission Expires:

[ILLEGIBLE]
[ILLEGIBLE]

3

CT

CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION OF

FRC ENGINEERING, INC.

UNDER SECTION 805 OF THE
BUSINESS CORPORATION LAW

THOMAS L. FEAZELL, COUNSEL

ASHLAND OIL, INC.

P.O. BOX 391

ASHLAND, KY 41114

470937

STATE OF NEW YORK
DEPARTMENT OF STATE

FILED MAR 17 1987

AMT. OF CHECK $ 174

FILING FEES $ 60

TAX $

COUNTY $

COPY $ 104

CERT $

REFUND $

SPEC. HANDLE $ 10

BY: mad

FILED MAR 17 7 AM '87

MAR 15 10 AM '87

MAR 13 11 AM '87

BILLED

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on May 4, 2015.

/s/ Anthony Giardina

Anthony Giardina
Executive Deputy Secretary of State

Rev. 06/13

1-27-87

[ILLEGIBLE]

CERTIFICATE OF CHANGE

OF

FREDERIC R. HARRIS, INC.

(Under Section 805-A of the Business Corporation Law)

FIRST:        The name of the corporation (the “corporation”) is

FREDERIC R. HARRIS, INC.           The name under which the corporation is formed is FREDERIC R. HARRIS, INC.

SECOND:               The certificate of incorporation of the corporation was filed by the Department of State on May 3, 1930.

THIRD:                     The certificate of incorporation of the corporation is hereby changed so as to change the post office address to which the Secretary of State of the State of New York shall mail a copy of any process against the corporation served upon him; and, to accomplish said change, the statement in the certificate of incorporation relating to said post office address is hereby stricken and the following statement is substituted in lieu thereof:

“The post office address within the State of New York to which the Secretary of State of the State of New York shall mail a copy of any process against the corporation served upon him is c/o The Prentice-Hall Corporation System, Inc., 1 Gulf+Western Plaza, New York, New York 10023-7773.”

FOURTH:              A notice of the proposed change was mailed by the undersigned to the corporation not less than 30 days prior to the date of the delivery of this certificate to the Department of State and the corporation has not objected thereto. The person singing this certificate is the agent of the corporation to whose address the Secretary of State of the State of New York is required to mail copies of process.

IN WITNESS WHEREOF, we have subscribed this document on the date hereinafter set forth and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Dated:              November 10, 1986

THE PRENTICE-HALL CORPORATION SYSTEM, INC.

By	/s/ Stephen W. Craig
Stephen W. Craig, Vice-President

/s/ Grant M. Dawson
Grant M. Dawson, Secretary

P H

12

~~B470937~~ 3906488

FROM
STATE OF NEW YORK
Department of State
ALBANY, N.Y. 12231-0001

RETURN POSTAGE GUARANTEED

P H

TO

CERTIFICATE OF CHANGE

OF

FREDERIC R. HARRIS, INC.

(Under Section 805-A of the Business Corporation Law)

STATE OF NEW YORK
DEPARTMENT OF STATE

FILED JUN 9 1987

AMT. OF CHECK $ 20
FILING FEE $ 20
TAX $
COUNTY FEE $
COPY $
CERT $
REFUND $
SPEC HANDLE $

BY: [signature]

BILLED

ASSMD - 3/17/87
ORIG - FREDERIC R. HARRIS INC
5/3/30
NYCO
3782-46
L-B470937-4
S/S: Prentice Hall
Corporation System
521 5th Ave
NY NY 10175

Ms. Theresa Festa
136 Madison Avenue
New York, New York 10016

961738 NRA
to 14

UB

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on May 4, 2015.

/s/ Anthony Giardina

Anthony Giardina
Executive Deputy Secretary of State

Rev. 06/13

CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION

OF

FREDERIC R. HARRIS, INC.

(Pursuant to Section 805 of the New York Business Corporation Law)

FIRST:     The name of the corporation is Frederic R. Harris, Inc. The name under which the corporation was formed was Frederic R. Harris Inc.

SECOND:   The Certificate of Incorporation of said Corporation was filed by the Department of State on May 3, 1930.

THIRD:      The amendment of the Certificate of Incorporation effected by this Certificate of Amendment is to change the presently authorized 100 shares at no par value all of which are issued 100 shares of the par value of (1) dollars each all of which are issued, at a rate 1 to1.

FOURTH:   To accomplish the foregoing amendment, Article Three of the Certificate of Incorporation relating to share value is hereby stricken and the following Article substituted in lieu thereof:

“Third:   The aggregate number of shares which the Corporation shall be authorized to issue is One Hundred (100) each of which shall have a par value of one (1) dollar.”

FIFTH:     The manner in which the foregoing amendment of the Certificate of Incorporation was authorized was by unanimous written consent of the Board of Directors of the Corporation followed by written consent of the holder of all of the outstanding shares of the corporation.

1

IN WITNESS WHEREOF, this certificate has been executed this 18 day of August 1987 and we affirm the statements contained herein as true under penalties of perjury.

FREDERIC R. HARRIS, INC.

By	/s/ Paul Schwartz
Paul Schwartz, Vice president

By	/s/ Kent Sloan
Kent Sloan, Secretary

State of Oklahoma

Country of Tulsa

Paul Schwartz and Kent Sloan, being duly sworn, each deposes and says that they are the vice President and Secretary, respectively, of Frederic R. Harris, Inc., the corporation which signed the foregoing certificate of Amendment in their capacities as Vice President and Secretary; that they signed said certificate and know the contents thereof; and that the statements contained therein are true of their own knowledge.

/s/ Paul Schwartz
Paul Schwartz, Vice president

/s/ Kent Sloan
Kent Sloan, Secretary

Subscribed and sworn to before me this 18th day of August, 1987.

[ILLEGIBLE]

NOTARY PUBLIC

My commission expires: September 6, 1987

2

3

STATE OF NEW YORK
DEPARTMENT OF STATE

FILED SEP 10 1987

AMT. OF CHECK $ 60
FILING FEE $
TAX $
COUNTY FEE $
COPY $ 105
CERT $
REFUND $
SPEC HANDLE $ 10

BY:

CT 30

(Pursuant to Section 805 of the New York Business Corporatin Law)

COUNSEL:

Kent Sloan, General Counsel and Secretary
Frederic R. Harris, Inc.
300 East 42nd Street
New York, New York 10017

FILED Sep 10 1987

SEP 9 12 PM '87

orig: Frederic R. Harris 5/13/39 3782-46
used 3/17/87
L-B501480-9 019398

BILLED

0000 0171

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on May 4, 2015.

/s/ Anthony Giardina

Anthony Giardina
Executive Deputy Secretary of State

Rev. 06/13

CT	CERTIFICATE OF CHANGE	CT
OF
[ILLEGIBLE]	FREDERIC R. HARRIS, INC.	[ILLEGIBLE]

UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW

WE, THE UNDERSIGNED, Dan L. Denison and Linda H. Wish being respectively the Vice President and Assistant Secretary of Frederic R. Harris, Inc. hereby certify:

1.                                      The name of the corporation is Frederic R. Harris, Inc. It was incorporated under the name of Frederic R. Harris, Inc.

2.                                      The Certificate of Incorporation of said corporation was filed by the office of the Secretary on May 3, 1930.

3.                                      The following was authorized by the Board of Directors:

To change the post office address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation which may be served on him from 1 Gulf & Western Plaza, c/o The Prentice-Hall Corporation System, Inc., New York, New York 10023-7773 to c/o C T Corporation System, 1633 Broadway, New York, NY 10019.

To change the registered agent in New York upon whom all process against the corporation may be served from The Prentice-Hall Corporation System, Inc. located at l Gulf & Western Plaza, New York, New York 10023-7773 to C T Corporation System at 1633 Broadway, New York, NY 10019.

IN WITNESS WHEREOF, we have signed this certificate on the day of SEP 3 1987, and we affirm the statements contained therein as true under penalties of perjury.

/s/ Dan L. Denison
Dan L. Denison, Vice President

/s/ Linda H. Wish
Linda H. Wish, Assistant Secretary

1

1545662

FILED SEP 18 1987

CT

CERTIFICATE OF CHANGE

OF

FREDERIC R. HARRIS, INC.

UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW

STATE OF NEW YORK
DEPARTMENT OF STATE

FILED SEP 18 1987

AMT. OF CHECK $ 20
FILING FEE $
TAX $
COUNTY FEE $
COPY $
CERT $
REFUND $
SPEC HANDLE $
ASN.

assmd- 3/17/87- inc-
Orig- Frederick R Harris 5/3/30
NY CO. 3782-46
L-1354 3157-3
923468
n/a Prentice-Hall
s/s: The System Corp: Gulf + Western Plaza
NY NY 10023-
7/73

COUNSEL: Thomas L. [illegible], V.P. Law & Gen. Col.
Ashland [illegible]
1000 [illegible]
Russell, [illegible]

BILLED

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on May 4, 2015.

/s/ Anthony Giardina

Anthony Giardina
Executive Deputy Secretary of State

Rev. 06/13

921231000 546
CERTIFICATE OF MERGER
OF
PH	ATC ENGINEERING CONSULTANTS, INC.	PH
INTO
FREDERIC R. HARRIS, INC.

UNDER SECTION 905 OF THE
NEW YORK BUSINESS CORPORATION LAW

Pursuant to Section 905 of the Business Corporation Law of the State of New York, the undersigned does hereby certify that:

1.                                      The name of the subsidiary corporation (hereinafter referred to as “Subsidiary Corporation”) to be merged is ATC Engineering Consultants, Inc. (incorporated under the name WEH California Corporation).

The name of the surviving corporation (hereinafter referred to as the “Surviving Corporation”) is Frederic R. Harris, Inc.

2.                                      The designation and number of outstanding shares of each class of the Subsidiary Corporation is: Common, 100 shares. The number of such shares owned by the Surviving Corporation is100 shares.

3.                                      The effective date of the merger is January 1, 1993

4.                                      The Subsidiary Corporation’s certification incorporation was filed on March 24, 19470 in the state of Delaware, and an application for authority to do business in New York State was filed on April 6, 1970. The Surviving Corporation’s certificate of Incorporation was filed on May 3, 1930 in the State of New York.

5.                                      The plan of merger was adopted by the Board of Directors of the Surviving Corporation.

IN WITNESS WHEREOF, Frederic R. Harris, Inc the Surviving Corporation, does hereby cause this certificate of merger to be executed by the President and its Secretary this 24th day of December, 1992.

Dated:                                                            December 24, 1992

FREDERIC R. HARRIS, INC.

By:	/s/ Anthony G. Posch
Anthony G. Posch, President

By:	/s/ Elise R. Greenspan
Elise R. Greenspan, Secretary

1

State of New York	)
):SS.
County of New York	)

Anthony G. Posch and Elise R. Greenspan, being duly sworn, each deposes and says that they are the President and Secretary, respectively, of Frederic R. Harris, Inc., the Corporation which signed the foregoing Certificate of Merger in their capacities as President and Secretary; that they signed said certificate in the corporate name; that they have read the said certificate and know the contents thereof; and that statements contained therein are true of their knowledge.

/s/ Anthony G. Posch
Anthony G. Posch, President

/s/ Elise R. Greenspan
Elise R. Greenspan, Secretary

Subscribed and sworn to before me this 24th day of December, 1992

/s/ [ILLEGIBLE]
Notary Public

JOAN S. JUDGE
NOTARY PUBLIC State of New York
No. 31-4897387
Qualified in New York County
Commission Expires March 30, 1993

2

9212310005

CERTIFICATE OF MERGER

OF

ATC ENGINEERING CONSULTANTS, INC.
INTO
FREDERIC R. HARRIS, INC.

RECEIVED
Dec 31 4 11 PM '92

Dec 31 12 15 PM '92 Dec 23 12 05 PM '92

eff 1-1-93

FREDERIC R. HARRIS, INC.
300 EAST 42ND STREET
NEW YORK, NY 10017

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED DEC 31 1992
TAX $
BY:

BILLED

Dec 31 3 93 PM '92

3

921231000607

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on May 4, 2015.

/s/ Anthony Giardina

Anthony Giardina
Executive Deputy Secretary of State

Rev. 06/13

CERTIFICATE OF CHANGE	990915001 369
OF

FREDERIC R. HARRIS, INC.

Under Section 805-A of the Business Corporation Law

1.                                      The name of the corporation is FREDERIC R. HARRIS, INC.

If applicable, the original name under which it was formed is FREDERIC R. HARRIS INC.

2.                                      The Certificate of Incorporation of said corporation was filed by the Department of State on 5/3/30.

3.                                      The address of C T Corporation System as the registered agent of said corporation is hereby changed from CT CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NY 10019 to 111 Eighth Avenue, New York, New York 10011.

4.                                      The address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation which may be served on him is hereby changed from c/o CT CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NY 10017 to c/o C T Corporation System, 111 Eighth Avenue, New York, New York 10011.

5.                                      Notice of the above changes was mailed to the corporation by C T Corporation System not less than 30 days prior to the date of delivery to the Department of State and such corporation has not objected thereto.

6.                                      C T Corporation System is both the agent of such corporation to whose address the Secretary of State is required to mail copies of process and the registered agent of such corporation.

IN WITNESS WHEREOF, I have signed this certificate on September 1, 1999 and affirm the statements contained herein as true under penalties of perjury.

C T CORPORATION SYSTEM

By:	/s/ Kenneth J. Uva
Kenneth J. Uva
Vice President

NY Domestic Corporation — agent/process address

1

990915001 369

E9 - DRAWDOWN

CERTIFICATE OF CHANGE

OF

FREDERIC R. HARRIS, INC.

Under Section 805-A of the Business Corporation Law

Filed by:	C T CORPORATION SYSTEM
111 Eighth Avenue
New York, New York 10011

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED	SEP 15 1999

TAX $

BY:	/s/ [ILLEGIBLE]
[ILLEGIBLE]

990915001 391

NY: Domestic Corporation - agent and/or process address

2

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on May 4, 2015.

/s/ Anthony Giardina

Anthony Giardina
Executive Deputy Secretary of State

Rev. 06/13

CT-07		F01100100024

CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION

OF

FREDERIC R. HARRIS, INC.

(Pursuant to Section 805 of the Business Corporation Law)

FIRST: The name of the corporation is:

“FREDERIC R. HARRIS, INC.”

SECOND: The Certificate of Incorporation was filed in the office of the Department of State in Albany, New York on May 3, 1930 under the name “FREDERIC R. HARRIS INC.” The name of the corporation was changed to FREDERIC R. HARRIS ENGINEERING CORPORATION by Certificate of Amendment of Certificate of Incorporation filed in the office of the Department of State in Albany, New York on September 13, 1943, was further changed of FREDERIC R. HARRIS INC. by Certificate of Amendment of Certificate of Incorporation filed in the office of the Department of State in Albany, New York on May 4, 1949, was further changed to PRC HARRIS, INC. by Certificate of Amendment of Certificate of Incorporation filed in the office of the Department of State in Albany, New York on June 29, 1979, was further changed to PRC ENGINEERING, INC. FREDERIC R. HARRIS, INC. by Certificate of Amendment of Certificate of Incorporation filed in the office of the Department of State in Albany, New York on July 7, 1981, was further changed to FREDERIC R. HARRIS, INC. by Certificate of Amendment of Certificate of Incorporation filed in the office of the Department of State in Albany, New York on March 17, 1987.

THIRD: The amendment of the Certificate of Incorporation effected by this Certificate of Amendment is to change the name of the corporation to: DMJM+HARRIS, Inc.

FOURTH: To accomplish the foregoing amendment, Article FIRST of the Certificate of Incorporation relating to the name of the corporation is hereby stricken and the following Article is substituted in lieu thereof:

FIRST: The name of the corporation is:

“DMJM+HARRIS, Inc.”

1

FIFTH: The manner in which the foregoing amendment of the Certificate of Incorporation was authorized was by Unanimous Action of the Board of Directors of the Corporation followed by Written Consent of the holder of all of the outstanding shares of the Corporation.

IN WITNESS WHEREOF, this certificate has been executed this [ILLEGIBLE] 2001

FREDERIC R. HARRIS, INC.

/s/ John M. Dionisio	/s/ Elise R. Greenspan
John M. Dionisio	Elise R. Greenspan
President and CEO	Secretary

NEW YORK	)
)ss:
NEW YORK	)

Subscribed and sworn to before me

this 26th day of September 2001

/s/ [ILLEGIBLE]
Notary Public

[ILLEGIBLE]
Notary Public, State of New York
No. [ILLEGIBLE]
[ILLEGIBLE] Country
Commission Expires November [ILLEGIBLE]

2

CT-07

F011001000211

CERTIFICATE OF AMENDMENT

OF

FREDERIC R. HARRIS, INC.

UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

ROBERT K. ORLIN

FREDERIC R. HARRIS INC.

605 THIRD AVE

NEW YORK, NY 10158

FILED

OCT 1 10 51 AH 01

12CC
STATE OF NEW YORK
DEPARTMENT OF STATE
FILED OCT 01 2001
TAX $	[ILLEGIBLE]
BY:	/s/ [ILLEGIBLE]
[ILLEGIBLE]

RECEIVED

[ILLEGIBLE]

3

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the
Department of State, at the City of Albany,
on May 4, 2015.

/s/ Anthony Giardina
Anthony Giardina
Executive Deputy Secretary of State

Rev. 06/13

CT-07	081103000356

CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION

OF

DMJM+HARRIS, INC.

(Pursuant to Section 805 of the Business Corporation Law)

FIRST: The name of the corporation is:

“DMJM+HARRIS, INC.”

SECOND: The Certificate of Incorporation was filed in the office of the Department of State in Albany, New York on May 3, 1930 under the name “FREDERIC R. HARRIS INC.”

THIRD: The amendment of the Certificate of Incorporation effected by this Certificate of Amendment is to change the name of the corporation to: AECOM USA, INC.

FOURTH: To accomplish the foregoing amendment, Article FIRST of the Certificate of Incorporation relating to the name of the corporation is hereby stricken and the following Article is substituted in lieu thereof:

FIRST: The name of the corporation is:

“AECOM USA, INC.”

FIFTH: The vote of the board of directors followed by the unanimous written consent of the holders of all outstanding shares.

IN WITNESS WHEREOF, this certificate has been executed this 20th day of October, 2008

DMJM+HARRIS, INC.

/s/ Ira A. Levy
Ira A. Levy
President

/s/ Elise R. Greenspan
Elise R. Greenspan
Secretary

NEW YORK	)
)ss:
NEW YORK	)

Ira A. Levy and Elise R. Greenspan, being duty sworn, each doposes and says that they are the President and Secretary, respectively of DMJM+HARRIS, Inc., the corporation which signed the foregoing Certificate of Amendment in their capacities as President and Secretary; that they signed said Certificate in the corporate name; that they have read the said Certificate and know the contents thereof; and that the statements contained therein are true of their own knowledge.

/s/ Ira A. Levy
Ira A. Levy
President

/s/ Elise R. Greenspan
Elise R. Greenspan
Secretary

Subscribed and sworn to before me
this 20th day of October, 2008

/s/ Robert K. Orlin
Notary
ROBERT K. ORLIN
Notary Public, State of New York
No. 020R5087994
Qualified In Suffolk County
Commissions Expires November 10, 2009

CT-07	081103000356

Certificate of Amendment of the Certificate of
Incorporation

OF

DMJM+Harris, Inc.

UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

	ILLEGIBLE
	STATE OF NEW YORK
	DEPARTMENT OF STATE
	FILED NOV 03 2008
	TAX $	10
	BY:	WCO
		New York
Filed by:
Robert Orlin
605 Third Avenue
New York, NY 10158
CUST Ref 70066476CA

N/Y102-03/21/07 C T System Online

DRAWDOWN

FILED	RECEIVED
2008 OCT 3 [ILLEGIBLE]	2008 NOV-3 AM 11.50

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on May 4, 2015. /s/ Anthony Giardina
Anthony Giardina Executive Deputy Secretary of State

Rev. 06/13

090225000614

CT-07

CERTIFICATE OF MERGER

OF

TCB GROUP HOLDING COMPANY, a Delaware corporation

INTO

AECOM USA, INC., a New York corporation

UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW

1. (a) The name of each constituent corporation is as follows: TCB GROUP HOLDING COMPANY, a Delaware corporation

AECOM USA, INC., a New York corporation (formerly FREDERIC R. HARRIS INC.)

(b) The name of surviving corporation is AECOM USA, INC.

2. As each constituent corporation, the designation and number of outstanding shares of each class and series and the voting rights thereof as follows:

Designation and
number of shares
	in each class or	Class or series	Class or series
	series	of shares	entitled to vote
Name of Corporation	outstanding	entitled to vote	as a class
TCB GROUP,	1,000 Common Shares	Common Shares	N/A
HOLDING
COMPANY

AECOM USA, INC.	100 Common Shares	Common Shares	N/A

3. No changes will be made to the certificate of incorporation of the surviving corporation.

4. The date when the certificate of incorporation of each constituent corporation was filed by the Department of State is as follows:

NAME OF CORPORATION	DATE OF INCORPORATION

TCB GROUP HOLDING COMPANY (Delaware)	February 26, 1996

An application for authority to do business in New York for TCB Group Holding Company has not been filed with New York Department of State.

AECOM USA, INC.	May 3, 1930

5. The merger was authorized by each constituent corporation in the following manner:

TCB Group Holding Company has complied with the applicable provisions of the laws of the State of Delaware in which it is incorporated and this merger is permitted by such laws.

Approved unanimously by the board of directors and the sole shareholder of each corporation.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Certificate of Merger to be executed by its duly authorized officers as of February 23, 2009.

TCB GROUP HOLDING COMPANY,
a Delaware corporation

By:	/s/ James F. Thompson
Name:	James F. Thompson
Title:	Chairman and President

AECOM USA, INC., a New York corporation

By:	/s/ Richard Wolsfeld
Name:	Richard Wolsfeld
Title:	Executive Vice President

090225000614

CT-07

FILED

2009 FEB 25 PM 1:58

Certificate of Merger

OF

TCB Group Holding Company, a Delaware corporation

INTO

AECOM USA, Inc., New York Corporation

Under Section 904 of the Business Corporation Law

[ILLEGIBLE]
STATE OF NEW YORK
DEPARTMENT OF STATE

		FILED	FEB 25 2009

TAX $

Filed by:	Preston Hopson	BY:	/s/ [ILLEGIBLE]
AECOM Technology Corporation
	515 S. Flower Street, 37th Floor	[ILLEGIBLE]
Los Angeles, CA 90071

	RECEIVED	Cust Ref: 74929383LT
DRAWDOWN
	2009 FEB 25 PM 1:02	090225000691
NY102 - 03/21/07 CT System Online

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the
Department of State, at the City of Albany,
on May 4, 2015.

/s/ Anthony Giardina
Anthony Giardina
Executive Deputy Secretary of State

Rev. 06/13

CT-07	090225000622

CERTIFICATE OF MERGER

OF

STS ACQUISITION CO., a Delaware corporation

INTO

AECOM USA, INC., a New York corporation

UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW

1. (a) The name of each constituent corporation is as follows:

STS ACQUISITION CO., a Delaware corporation

AECOM USA, INC., a New York corporation (formerly FREDERIC R. HARRIS INC.)

(b) The name of the surviving corporation is AECOM USA, INC.

2. As each constituent corporation, the designation and number of outstanding shares of each class and series and the voting rights thereof as follows:

Designation and
number of shares
	in each class or	Class or series	Class or series
	series	of shares	entitled to vote
Name of Corporation	outstanding	entitled to vote	as a class
STS ACQUISITION CO.	1,000 Common Shares	Common Shares	N/A

AECOM USA, INC.	100 Common Shares	Common Shares	N/A

3. No changes will be made to the certificate of incorporation of the surviving corporation.

4. The date when the certificate of incorporation of each constituent corporation was filed by the Department of State is as follows:

NAME OF CORPORATION	DATE OF INCORPORATION

STS ACQUISITION CO. (Delaware)	December 23, 1994

(New York: September 2, 1997)

AECOM USA, INC.	May 3, 1930

5. The merger was authorized by each constituent corporation in the following manner:

STS Acquisition Co. has complied with the applicable provisions of the laws of the State of Delaware in which it is incorporated and this merger is permitted by such laws.

Approved unanimously by the board of directors and the sole shareholder of each corporation.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Certificate of Merger to be executed by its duly authorized officers as of February 23, 2009.

STS ACQUISITION CO.,
a Delaware corporation

By:	/s/ Thomas W. Wolf
Name:	Thomas W. Wolf
Title:	President

AECOM USA, INC., a New York corporation

By:	/s/ Richard Wolsfeld
Name:	Richard Wolsfeld
Title:	Executive Vice President

CT-07	090225000622

FILED
2009 FEB 25 PM 1:58

Certificate of Merger

OF

STS Acquisition Co., a Delaware corporation

INTO

AECOM USA, Inc., New York Corporation

Under Section 904 of the Business Corporation Law

STATE OF NEW YORK
DEPARTMENT OF STATE

FILED FEB 25 2009
	TAX $	-
	BY:	[ILLEGIBLE]
[ILLEGIBLE]
Filed by:
Preston Hopson
AECOM Technology Corporation
515 S. Flower Street, 37th Floor
Los Angeles, CA 90071

Cust Ref: 7492938LT
NY102 - 03/21/07 C T System Online	RECEIVED	DRAWDOWN
2009 FEB 25 PM 1:22

090225000700

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the
Department of State, at the City of Albany,
on May 4, 2015.

/s/ Anthony Giardina
Anthony Giardina
Executive Deputy Secretary of State

Rev. 06/13

CT-07	090225000632

CERTIFICATE OF MERGER

OF

METCALF & EDDY, INC., a Delaware corporation

INTO

AECOM USA, INC., a New York corporation

UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW

1.   (a) The name of each constituent corporation is as follows:

METCALF & EDDY, INC., a Delaware corporation

AECOM USA, INC., a New York corporation (formerly FREDERIC R. HARRIS INC.)

(b) The name of the surviving corporation is AECOM USA, INC.

2.   As each constituent corporation, the designation and number of outstanding shares of each class and series and the voting rights thereof as follows:

Designation and
number of shares
	in each class or	Class or series	Class or series
	series	of shares	entitled to vote
Name of Corporation	outstanding	entitled to vote	as a class
METCALF & EDDY, INC.	10,000 Common Shares	Common Shares	N/A

AECOM USA, INC.	100 Common Shares	Common Shares	N/A

3.   No changes will be made to the certificate of incorporation of the surviving corporation.

4.   The date when the certificate of incorporation of each constituent corporation was filed by the Department of State is as follows:

NAME OF CORPORATION	DATE OF INCORPORATION

METCALF & EDDY, INC. (Delaware)	November 1, 1971

(New York: January 11, 1996)

AECOM USA, INC.	May 3, 1930

5.   The merger was authorized by each constituent corporation in the following manner:

Metcalf & Eddy, Inc. has complied with the applicable provisions of the laws of the State of Delaware in which it is incorporated and this merger is permitted by such laws.

Approved unanimously by the board of directors and the sole shareholder of each corporation.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Certificate of Merger to be executed by its duly authorized officers as of February 23, 2009.

METCALF & EDDY, INC.,
a Delaware corporation

By:	/s/ Steven Guttenplan
Name:	Steven Guttenplan
Title:	President

AECOM USA, INC., a New York corporation

By:	/s/ Richard Wolsfeld
Name:	Richard Wolsfeld
Title:	Executive Vice President

CT-07	090225000632

FILED 2009 FEB 25 PM 1:58

Certificate of Merger

OF

Metcalf & Eddy, Inc., a Delaware corporation

INTO

AECOM USA, Inc., a New York Corporation

Under Section 904 of the Business Corporation Law

[ILLEGIBLE]
STATE OF NEW YORK
DEPARTMENT OF STATE

FILED FEB 25 2009
	TAX $	[ILLEGIBLE]
	BY:	/s/ [ILLEGIBLE]
[ILLEGIBLE]
Filed by:
Preston Hopson
AECOM Technology Corporation
515 S. Flower Street, 37th Floor
Los Angeles, CA 90071

RECEIVED	Cust Ref: 7492939LT
2009 FEB 25 PM 1:22	DRAWDOWN

090225000713

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the
Department of State, at the City of Albany,
on May 4, 2015.

/s/ Anthony Giardina
Anthony Giardina
Executive Deputy Secretary of State

Rev. 06/13

CT-07	090225000643

CERTIFICATE OF MERGER

OF

BOYLE ENGINEERING CORPORATION, a California corporation

INTO

AECOM USA, INC., a New York corporation

UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW

1.   (a) The name of each constituent corporation is as follows:

BOYLE ENGINEERING CORPORATION, a California corporation

AECOM USA, INC., a New York corporation (formerly FREDERIC R. HARRIS INC.)

(b) The name of the surviving corporation is AECOM USA, INC.

2.   As each constituent corporation, the designation and number of outstanding shares of each class and series and the voting rights thereof as follows:

Designation and
number of shares
	in each class or	Class or series	Class or series
	series	of shares	entitled to vote
Name of Corporation	outstanding	entitled to vote	as a class
BOYLE ENGINEERING CORPORATION	1 Common Share	Common Shares	N/A

AECOM USA, INC.	100 Common Shares	Common Shares	N/A

3.   No changes will be made to the certificate of incorporation of the surviving corporation.

4.   The date when the certificate of incorporation of each constituent corporation was filed by the Department of State is as follows:

NAME OF CORPORATION	DATE OF INCORPORATION

BOYLE ENGINEERING CORPORATION (California)	September 29, 1952

An application for authority for Boyle Engineering Corporation has not been filed with Department of State

AECOM USA, INC.	May 3, 1930

5.   The merger was authorized by each constituent corporation in the following manner:

Boyle Engineering Corporation has complied with the applicable provisions of the laws of the State of Delaware in which it is incorporated and this merger is permitted by such laws.

Approved unanimously by the board of directors and the sole shareholder of each corporation.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Certificate of Merger to be executed by its duly authorized officers as of February 23, 2009.

BOYLE ENGINEERING CORPORATION,
a California corporation

By:	/s/ Philip V. Petrocelli
Name:	Philip V. Petrocelli
Title:	President and CEO

AECOM USA, INC., a New York corporation

By:	/s/ Richard Wolsfeld
Name:	Richard Wolsfeld
Title:	Executive Vice President

CT-07	090225000643

FILED 2009 FEB 25 PM 1:57

Certificate of Merger

OF

Boyle Engineering Corporation, a California corporation

INTO

AECOM USA, Inc., a New York Corporation

Under Section 904 of the Business Corporation Law

[ILLEGIBLE]
STATE OF NEW YORK
DEPARTMENT OF STATE

FILED FEB 25 2009
	TAX $	[ILLEGIBLE]
	BY:	/s/ [ILLEGIBLE]
[ILLEGIBLE]
Filed by:
Preston Hopson
AECOM Technology Corporation
515 S. Flower Street, 37th Floor
Los Angeles, CA 90071

RECEIVED	Cust Ref: 7492938LT
2009 FEB 25 PM 1:22	DRAWDOWN

090225000724

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the
Department of State, at the City of Albany,
on May 4, 2015.

/s/ Anthony Giardina
Anthony Giardina
Executive Deputy Secretary of State

Rev. 06/13

CT-07	090226000873

CERTIFICATE OF MERGER

OF

CONSOER, TOWNSEND ENVIRODYNE ENGINEERS, INC., a California corporation

INTO

AECOM USA, INC., a New York corporation

UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW

1.   (a) The name of each constituent corporation is as follows:

CONSOER, TOWNSEND ENVIRODYNE ENGINEERS, INC., a Delaware corporation

AECOM USA, INC., a New York corporation (formerly FREDERIC R. HARRIS INC.)

(b) The name of the surviving corporation is AECOM USA, INC.

2.   As each constituent corporation, the designation and number of outstanding shares of each class and series and the voting rights thereof as follows:

Designation and
number of shares
	in each class or	Class or series	Class or series
	series	of shares	entitled to vote
Name of Corporation	outstanding	entitled to vote	as a class
CONSOER, TOWNSEND ENVIRODYNE ENGINEERS, INC.	1,000 Common Shares	Common Shares	N/A

AECOM USA, INC.	100 Common Shares	Common Shares	N/A

3.   No changes will be made to the certificate of incorporation of the surviving corporation.

4.   The date when the certificate of incorporation of each constituent corporation was filed by the Department of State is as follows:

NAME OF CORPORATION	DATE OF INCORPORATION

CONSOER, TOWNSEND ENVIRODYNE ENGINEERS, INC. (Delaware)	October 7, 1993

An application for authority for Consoer, Townsend Envirodyne Engineers, Inc. has not been filed with Department of State.

AECOM USA, INC.	May 3, 1930

5.   The merger was authorized by each constituent corporation in the following manner:

Consoer, Townsend Envirodyne Engineers, Inc. has complied with the applicable provisions of the laws of the State of Delaware in which it is incorporated and this merger is permitted by such laws.

Approved unanimously by the board of directors and the sole shareholder of each corporation.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Certificate of Merger to be executed by its duly authorized officers as of February 23, 2009.

CONSOER, TOWNSEND ENVIRODYNE ENGINEERS, INC.,
a Delaware corporation

By:	/s/ Richard Wolsfeld
Name:	Richard Wolsfeld
Title:	President

AECOM USA, INC., a New York corporation

By:	/s/ Richard Wolsfeld
Name:	Richard Wolsfeld
Title:	Executive Vice President

CT-07	090226000873

FILED 2009 FEB 26 PM 1:32

Certificate of Merger

OF

Consoer, Townsend Envirodyne Engineers, Inc.

INTO

AECOM USA, Inc., a New York Corporation

Under Section 904 of the Business Corporation Law

[ILLEGIBLE]
STATE OF NEW YORK
DEPARTMENT OF STATE

FILED FEB 26 2009
	TAX $	[ILLEGIBLE]
	BY:	/s/ [ILLEGIBLE]
[ILLEGIBLE]
Filed by:
Preston Hopson
AECOM Technology Corporation
515 S. Flower Street, 37th Floor
Los Angeles, CA 90071

RECEIVED	Cust Ref: 7493927LT
2009 FEB 26 AM 11:59	DRAWDOWN

090226000626

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the
Department of State, at the City of Albany,
on May 4, 2015.

/s/ Anthony Giardina
Anthony Giardina
Executive Deputy Secretary of State

Rev. 06/13

CT-07	090227000608

CERTIFICATE OF MERGER

OF

AECOM AVIATION GROUP, INC., a Delaware corporation

INTO

AECOM USA, INC., a New York corporation

UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW

1.   (a) The name of each constituent corporation is as follows:

AECOM AVIATION GROUP, INC., a Delaware corporation

AECOM USA, INC., a New York corporation (formerly FREDERIC R. HARRIS INC.)

(b) The name of the surviving corporation is AECOM USA, INC.

2.   As each constituent corporation, the designation and number of outstanding shares of each class and series and the voting rights thereof as follows:

Designation and
number of shares
	in each class or	Class or series	Class or series
	series	of shares	entitled to vote
Name of Corporation	outstanding	entitled to vote	as a class
AECOM AVIATION GROUP, INC.	1,000 Common Shares	Common Shares	N/A

AECOM USA, INC.	100 Common Shares	Common Shares	N/A

3.   No changes will be made to the certificate of incorporation of the surviving corporation.

4.   The date when the certificate of incorporation of each constituent corporation was filed by the Department of State is as follows:

NAME OF CORPORATION	DATE OF INCORPORATION

AECOM AVIATION GROUP, INC. (Delaware)	March 17, 1999

An application for authority for AECOM Aviation Group, Inc. has not been filed with Department of State.

AECOM USA, INC.	May 3, 1930

5.   The merger was authorized by each constituent corporation in the following manner:

Approved unanimously by the board of directors and the sole shareholder of each corporation.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Certificate of Merger to be executed by its duly authorized officers as of February 23, 2009.

AECOM AVIATION GROUP, INC.,
a Delaware corporation

By:	/s/ John O’Connor
Name:	John O’Connor
Title:	Executive Vice President

AECOM USA, INC., a New York corporation

By:	/s/ Frederick Werner
Name:	Frederick Werner
Title:	CEO

CT-07	090227000608

FILED 2009 FEB 27 PM 2:17

Certificate of Merger

(Title of Document)

OF

AECOM Aviation Group, Inc.

into

AECOM USA, Inc.

(Entity Name)

Under Section 904 of the Business Corporation Law

                                                        (Law under which filing made)

[ILLEGIBLE]

I-C-C
STATE OF NEW YORK
DEPARTMENT OF STATE

FILED FEB 27 2009
	TAX $	[ILLEGIBLE]
	BY:	/s/ [ILLEGIBLE]
[ILLEGIBLE]

Filed by:	090227000673
Preston Hopson
(Name)

515 S. Flower Street, 37th Floor
(Mailing address)

[ILLEGIBLE]
(City, State and ZIP code)

RECEIVED	Ref: 7493928LT
2009 FEB 26 PM 12:25	DRAWDOWN

RECEIVED
2009 FEB 27 [ILLEGIBLE]

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the
Department of State, at the City of Albany,
on May 4, 2015.

/s/ Anthony Giardina
Anthony Giardina
Executive Deputy Secretary of State

Rev. 06/13

Biennial Statement

NYS Department of State

Division of Corporations, State Records &

Uniform Commercial Code

www.dos.ny.gov

BUSINESS NAME:	AECOM USA, INC.

FILING PERIOD:	05/2014

Part 1 - Chief Executive Officer’s Name and Business Address

Name
FREDERICK W. WERNER

Address Line 1
515 S. FLOWER STREET

Address Line 2

City	State	Zip Code
LOS ANGELES	CA	90071

Part 2 - Street Address of Principal Executive Office (A Post Office Box cannot be used)

Corporation Name
AECOM USA, INC.

Address Line 1
605 THIRD AVENUE

Address Line 2

City	State	Zip Code
NEW YORK	NY	10158

Part 3 - Service of Process Address (Address must be within the United States or its territories)

Name
CT CORPORATION SYSTEM

Address Line 1
111 8TH AVE

Address Line 2

City	State	Zip Code
NEW YORK	NY	10011

Signer Information

I affirm that the statements contained herein are true to the best of my knowledge, that I am authorized to sign this Biennial Statement and that my signature typed below constitutes my electronic signature.

Electronic Signature

RUSSELL KOPP

Capacity of Signer

AUTHORIZED PERSON

FILED WITH THE NYS DEPARTMENT OF STATE ON: 05/01/2014
FILING NUMBER: 140501006771 - 38901